(2_FIDELITY_LOGOS)FIDELITY
REAL ESTATE HIGH INCOME FUND II

SEMIANNUAL REPORT
AUGUST 31, 1993
CONTENTS



PERFORMANCE           3   HOW THE FUND HAS DONE OVER TIME.

FUND TALK             4   THE MANAGERS' REVIEW OF FUND PERFORMANCE, STRATEGY
                          AND OUTLOOK.

INVESTMENTS           5   A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                          MARKET VALUES.

FINANCIAL STATEMENTS  8   STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                          CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 10  NOTES TO THE FINANCIAL STATEMENTS.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL JEFF GANDEL AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
REAL ESTATE HIGH INCOME FUND II
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998          PAST 6  PAST 1  LIFE OF
                                     MONTHS  YEAR    FUND

FIDELITY REAL ESTATE HIGH INCOME II  -2.39%  11.52%  36.47%

ML HIGH YIELD MASTER                 4.51%   11.40%  22.68%

NAREIT INDEX                         -5.15%  6.39%   N/A

REAL ESTATE FUNDS AVERAGE            -4.43%  9.04%   N/A

HIGH CURRENT YIELD FUNDS AVERAGE     4.42%   11.45%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 27, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index
- a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's returns to the performance of the National Association of Real Estate Investment Trusts (NAREIT) Index, a market capitalization weighted index that tracks the common stocks of all tax-qualified Real Estate Investment Trusts listed on the New York Stock Exchange, American Stock Exchange, and NASDAQ. To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The fund formerly was included in Lipper's high current yield category (which included 245 funds for the past six months), but will be included in the real estate funds category (94 funds) in the future. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1998          PAST 1  LIFE OF
                                     YEAR    FUND

FIDELITY REAL ESTATE HIGH INCOME II  11.52%  19.37%

ML HIGH YIELD MASTER                 11.40%  12.34%

NAREIT INDEX                         6.39%   N/A

REAL ESTATE FUNDS AVERAGE            9.04%   N/A

HIGH CURRENT YIELD FUNDS AVERAGE     11.45%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$100,000 OVER LIFE OF FUND
             Real Estate HI Inc          ML High Yield
             00673                       ML002
     1996/09/27   100000.000                  100000.00
     1996/09/30   100015.460                  100103.87
     1996/10/31   101680.420                  101200.94
     1996/11/30   105246.940                  103246.93
     1996/12/31   109515.210                  104041.39
     1997/01/31   111734.970                  104840.96
     1997/02/28   114208.160                  106311.66
     1997/03/31   116045.520                  105130.92
     1997/04/30   115287.340                  106327.48
     1997/05/31   116763.180                  108443.04
     1997/06/30   122379.110                  110121.72
     1997/07/31   126954.060                  112764.42
     1997/08/31   126675.920                  112510.70
     1997/09/30   138012.420                  114431.67
     1997/10/31   136149.320                  115191.10
     1997/11/30   137072.720                  116222.73
     1997/12/31   139818.200                  117384.75
     1998/01/31   139710.020                  119104.30
     1998/02/28   137538.730                  119624.61
     1998/03/31   140671.460                  120655.52
     1998/04/30   137335.360                  121228.62
     1998/05/31   136828.520                  122012.86
     1998/06/30   136474.170                  122677.18
IMATRL PRASUN   SHR__CHT 19980731 19980807 091921 R00000000000026
Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund II on September 27, 1996, when the fund started. As the chart shows, by June 30, 1998, the value of the investment would have grown to $136,474 - a 36.47% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $122,677
- a 22.68% increase.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
REAL ESTATE HIGH INCOME FUND II
FUND TALK: THE MANAGERS' OVERVIEW


The following is an interview with Mark Snyderman, who manages the fund's commercial mortgage-backed investments, and Barry Greenfield, manager of the fund's real estate investment trust positions.
Q. HOW DID THE FUND PERFORM, MARK?
M.S. For the six months that ended June 30, 1998, the fund returned -2.39%. The Merrill Lynch High Yield Master Index returned 4.51% during this time, while the real estate funds average returned -4.43% according to Lipper Analytical Services. The fund beat the NAREIT index - maintained by the National Association of Real Estate Investment Trusts - which returned -5.15% during the period. For the 12 months that ended June 30, 1998, the fund posted a return of 11.52%. The Merrill Lynch index and real estate funds average returned 11.40% and 9.04%, respectively, during that period, while the NAREIT index returned 6.39%.
Q. WHAT FACTORS INFLUENCED PERFORMANCE DURING THE PERIOD?
M.S. One of the major trends over the past six months concerned the direction of property values. For several years, we've seen a steady rise in values. During the past six months, however, property values stopped climbing and assumed more of a flat trajectory. Part of the reason behind this stems from new supply. Replacement costs and property values reached more of an equilibrium during this time and new supply became more economical. This change in expectations for property values proved more detrimental to the fund's real estate investment trust (REIT) positions because REITs are often dependent on growth expectations. At the end of the period, REITs accounted for around 64% of the fund's underlying investments. The fund's debt-related holdings were relatively unharmed because the real estate debt market is less growth-dependent and often operates under the assumption that property values will remain flat.
Q. WITH RESPECT TO THE FUND'S COMMERCIAL MORTGAGE-BACKED POSITIONS, WHAT SORTS OF STRATEGIES DID YOU IMPLEMENT DURING THE PERIOD?
M.S. In past years, real estate debt has generated impressive returns relative to market averages. Over the last few months, however, the prospective return differences between the securities themselves and the averages have narrowed. With that in mind, I generally pursued debt instruments that offered higher prospective returns. These included investments that I hoped would deliver low- to mid-teen returns going forward. Over the last six months, the fund's holdings in Meritor 87-1 bonds fared nicely, as did J.P. Morgan Commercial Mortgage 97-C4 bonds.
Q. BARRY, THE REIT PORTION OF THE FUND WENT THROUGH A DIFFICULT PERFORMANCE STRETCH. WHY?
B.G. My emphasis on higher-growth REITs - which tend to be widely-owned - detracted from performance. When property-related stocks stagnated, the more growth-dependent REITs were hit particularly hard. When the Standard & Poor's 500 Index took off again during this period, managers of traditional stock funds began to look elsewhere for more aggressive securities. This general slack in REIT demand also hurt performance. Despite these developments, though, I remained optimistic that REIT fundamentals - namely occupancy and lease rates - would remain firm.
Q. HOW DID THE VARIOUS REIT SEGMENTS - HOTELS, OFFICE BUILDINGS, SHOPPING MALLS, ETC. - PERFORM DURING THE PERIOD?
B.G. Many of the fund's hotel-related REIT positions turned in disappointing performances, with two factors playing key roles. First, new legislation proposing restrictions on "paired share" REITs
- common stocks of two different entities under the same management that trade as one unit - cast an air of uncertainty over the sector. Second, even though the fund emphasizes full service hotels, an oversupply of limited-service hotels - such as Hampton Inn - has been perceived as detrimental to the entire hotel sector. Office building REITs also had a tough period, as many investors felt valuations were excessive and new buying opportunities were limited. On the positive side, regional shopping mall REITs performed pretty well, primarily because they had minimal exposure to traditional stock funds. In terms of individual performance, shopping mall REIT Simon Debartolo Group did well, as did the fund's position in Apartment Investment & Management. Detractors included the fund's biggest holding, Starwood Hotels & Resorts, and Mack-Cali Realty.
Q. COULD YOU EACH PROVIDE YOUR OUTLOOK FOR THE NEXT FEW MONTHS?
B.G. In general, I think the prospective return potential for REITs is positive. With strong stock picking as our anchor, we'll continue to look for companies with strong business prospects that could help the fund's return exceed that of its benchmarks.
M.S. The environment for the real estate debt market looks stable from this vantage point. Stable property values could help our debt security selection process, and I think supply and demand should stay somewhat balanced. The one cloud on the horizon is that the broader real estate debt markets may issue a glut of debt to builders with insufficient equity. That's a situation I'll keep a close eye on.



FUND FACTS
GOAL: to provide high current income by investing primarily in commercial mortgage-backed securities and real estate investment trusts
START DATE: September 27, 1996
SIZE: as of June 30, 1998, more than $118 million
MANAGERS: Mark Snyderman, since inception;
joined Fidelity in 1994; Barry Greenfield, since inception; joined Fidelity in 1968
(checkmark)
REAL ESTATE HIGH INCOME FUND II
INVESTMENTS JUNE 30, 1998 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 2.1%
 MOODY'S RATINGS(C) PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 1.4%
CONSTRUCTION & REAL ESTATE - 0.6%
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Rockefeller Center
 Properties, Inc.
 0%, 12/31/00 - $ 1,000,000 $ 777,500
MEDIA & LEISURE - 0.8%
LODGING & GAMING - 0.8%
Sholodge, Inc.
 7.5%, 5/1/04  B2  1,170,000  912,600
TOTAL CONVERTIBLE BONDS   1,690,100
NONCONVERTIBLE BONDS - 0.7%
CONSTRUCTION & REAL ESTATE - 0.5%
REAL ESTATE - 0.5%
LNR Property Corp.
 9.375%, 3/15/08 (d) B1  615,000  613,463
FINANCE - 0.2%
CREDIT & OTHER FINANCE - 0.2%
Emergent Group, Inc.
 10.75%, 9/15/04 Caa1  300,000  216,000
TOTAL NONCONVERTIBLE BONDS   829,463
TOTAL CORPORATE BONDS
 (Cost $2,624,226)   2,519,563
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
PRIVATE SPONSOR - 0.9%
Credit-Based Asset Servicing
 and Securitization LLC (d)(e):
  Series 1997-2 Class 2-B,
   7.2891%, 12/29/25  Ba3  1,000,000  482,188
  Series 1997-2 Class 2C,
   7.2891%, 12/29/25  B3  2,550,000  568,969
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Cost $1,269,868)   1,051,157
COMMERCIAL MORTGAGE SECURITIES - 20.0%
ACP Mortgage LP floater Series F,
 7.3892%, 2/28/28 (d)(e) B  1,873,627  1,604,293
BKB Commercial Mortgage Trust (d)(e):
 Series 1997-C1 Class F,
  8.9373%, 4/26/04  B  1,476,000  1,363,916
 Series 1997-C1 Class G,
  8.9373%, 4/27/09  CCC  1,790,500  1,199,635
 Series 1997-C1 Class H,
  8.94%, 10/25/22  -  1,810,596  452,649
Blaylock Mortgage Capital Corp. (d):
 Series 1997-A Class B5,
  6.425%, 10/15/03  B-  250,000  171,797
 Series 1997-A Class B6,
  6.425%, 10/15/03  CCC  250,000  113,828
 Series 1997-A Class B7,
  6.425%, 10/15/03  -  335,000  101,966

 MOODY'S RATINGS(C) PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CS First Boston Mortgage Securities
 Corp. commercial
 Series 1994-CFB1
 Class F, 6.48%, 1/25/28 (d) - $ 14,057 $ 12,724
DLJ Mortgage Acceptance Corp.
 Series 1994-MF4 Class C,
 8.5%, 4/18/01 (d) -  1,046,000  788,913
Franchise Mortgage Acceptance
 Corp. Loan Receivables Trust
 Series 1997-A Class F,
 8.1047%, 4/15/19 (d)(e) -  935,949  731,795
First Chicago/Lennar Trust I
 Series 1997-CHL1 Class E,
 8.1077%, 2/28/11 (e) -  4,000,000  3,558,125
JP Morgan Commercial Mortgage
 Finance Corp. Series 1997-C4
 Class NR,
 7.38%, 12/26/28 (d) -  4,885,341  1,490,029
Kidder Peabody Acceptance
 Corp. I Series 1994-M1
 Class D, 8.1284%,
 7/25/01 (d)(e) -  1,914,000  1,263,240
LB Multi-Family Mortgage Trust
 Series 1991-4 Class A1,
 7.3336%, 4/25/21 (e) Caa1  582,611  362,675
Meritor Mortgage Security Corp.
 commercial Series 1987-1
 Class B, 9.40%, 2/1/00 (d) -  12,919,000  2,397,766
Resolution Trust Corp. (e):
 floater Series 1991-M2
  Class A1, 7.0632%,
  9/25/20  Ba3  812,097  714,645
 Series 1991-M2 Class A2,
  7.3758%, 9/25/20  Ba3  1,304,972  1,109,226
 Series 1991-M2 Class A-3,
  7.2498%, 9/25/20  Ba3  990,861  852,141
Structured Asset Securities Corp. (d):
 Series 1996-CFL Class G,
  7.75%, 2/25/28  -  3,250,000  3,085,469
 Series 1996-CFL Class H,
  7.75%, 2/25/28  -  1,500,000  1,231,890
 Series 1996-CFL Class J,
  7.75%, 2/25/28 -  30,490  4,574
Structured Mortgage Trust (d)(e):
 Series 1997-2 Class C,
  7.41%, 1/30/06  -  650,000  432,047
 Series 1997-2 Class D,
  7.41%, 1/30/06  -  800,000  518,750
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $20,144,099)   23,562,093
 MORTGAGE-BACKED SECURITIES - 0.5%
Saxon Asset Securities Trust (d):
 8%, 12/25/27 BB  400,000  348,875
 8.6%, 12/25/27 B  345,000  224,595
TOTAL MORTGAGE-BACKED SECURITIES
 (Cost $573,925)   573,470
COMPLEX MORTGAGE SECURITIES - 0.8%
 MOODY'S RATINGS(C) PRINCIPAL VALUE
  AMOUNT (NOTE 1)
INTEREST ONLY STRIPS - 0.1%
BKB Commercial Mortgage
 Trust Series 1997-C1 Class X-1,
 1.2564%, 12/26/01 (d)(e)(f) BBB $ 20,147,010 $ 82,603
PRINCIPAL ONLY STRIPS - 0.7%
Structured Asset Securities Corp.
 Series 1996-CFL Class P,
 0%, 2/25/28 (b)(d)  -  2,372,757  830,465
TOTAL COMPLEX MORTGAGE SECURITIES
 (Cost $734,987)   913,068
COMMON STOCKS - 72.2%
 SHARES
BASIC INDUSTRIES - 0.9%
PAPER & FOREST PRODUCTS - 0.9%
St. Joe Corp.   40,000  1,095,000
CONSTRUCTION & REAL ESTATE - 68.7%
REAL ESTATE - 4.7%
Boardwalk Equities, Inc. (a)   60,000  694,941
Catellus Development Corp. (a)   40,000  707,500
Excel Legacy Corp. (a)   58,900  257,688
Fortress Investment Corp. (d)   100,000  2,000,000
LNR Property Corp.    11,400  292,125
Oxford Properties Group, Inc. (a)  50,000  587,634
Reckson Services Industries, Inc.    41,952  138,966
Rouse Co. (The)   13,100  411,831
Trizec Hahn Corp. (sub-vtg.)   22,200  484,006
  5,574,691
REAL ESTATE INVESTMENT TRUSTS - 64.0%
AMB Property Corp.    97,800  2,396,100
Apartment Investment &
 Management Co. Class A   127,900  5,052,050
Avalon Bay Communities, Inc.    46,426  1,764,188
Berkshire Realty, Inc.    20,000  233,750
Boston Properties, Inc.    19,600  676,200
Bradley Real Estate Trust (SBI)   26,500  559,813
Brandywine Realty Trust    22,800  510,150
CBL & Associates Properties, Inc.   48,000  1,164,000
Camden Property Trust (SBI)   17,900  532,525
Capstone Capital Corp.    30,000  690,000
CenterPoint Properties Corp.    10,000  330,625
Colonial Properties Trust (SBI)   86,800  2,690,800
Corporate Office Properties Trust   30,000  266,250
Crescent Real Estate Equities, Inc.   61,500  2,067,938
Developers Diversified Realty Corp.   12,000  470,250
Duke Realty Investors, Inc.    43,200  1,023,300
Equity Office Properties Trust    115,796  3,285,712
Excel Realty Trust, Inc.    106,100  3,057,006
FAC Realty, Inc. (a)   65,700  525,600
Gables Residential Trust (SBI)   30,000  813,750
Glenborough Realty Trust, Inc.    169,300  4,465,288
Home Properties of New York, Inc.   45,400  1,211,613
Kimco Realty Corp.    124,800  5,116,800
Legacy Hotels Unit   30,000  175,779
Macerich Co.    35,400  1,037,663

 SHARES VALUE (NOTE 1)
Mack-Cali Realty Corp.    139,250 $ 4,786,719
Nationwide Health Properties, Inc.   45,000  1,074,375
Northstar Capital Investment Corp. (a)(d)  50,000  1,000,000
PS Business Parks, Inc.    19,800  465,300
Patriot American Hospitality, Inc.   90,517  2,166,751
ProLogis Trust   23,000  575,000
Public Storage, Inc.    113,400  3,175,200
Reckson Associates Realty Corp.   87,400  2,064,825
Riocan Real Estate Investment
 Trust unit   25,000  177,142
SL Green Realty Corp.    1,600  36,000
Simon Debartolo Group, Inc.    192,000  6,240,000
Spieker Properties, Inc.    29,200  1,131,500
Starwood Hotels & Resorts Trust   155,650  7,519,835
Summit Unit   35,000  373,190
Sunstone Hotel Investors, Inc.    60,100  800,081
Taubman Centers, Inc.    135,000  1,923,750
Weeks Corp.    29,000  917,125
Weingarten Realty Investors (SBI)  19,300  806,981
  75,350,924
TOTAL CONSTRUCTION & REAL ESTATE   80,925,615
FINANCE - 2.1%
CREDIT & OTHER FINANCE - 1.4%
Insignia Financial Group, Inc. Class A (a)  32,500  796,250
Security Capital US Realty
 Class A (Reg.) (a)   63,000  837,900
  1,634,150
SECURITIES INDUSTRY - 0.7%
Security Capital Group, Inc. Class B (a)  31,300  833,363
TOTAL FINANCE   2,467,513
MEDIA & LEISURE - 0.5%
LODGING & GAMING - 0.5%
Host Marriott Corp. (a)   33,900  603,844
TOTAL COMMON STOCKS
 (Cost $83,554,690)   85,091,972
PREFERRED STOCKS - 3.5%
CONVERTIBLE PREFERRED STOCKS - 0.8%
CONSTRUCTION & REAL ESTATE - 0.8%
REAL ESTATE INVESTMENT TRUSTS - 0.8%
Innkeepers USA Trust $2.16 (d)   40,000  910,000
NONCONVERTIBLE PREFERRED STOCKS - 2.7%
CONSTRUCTION & REAL ESTATE - 2.7%
REAL ESTATE INVESTMENT TRUSTS - 2.7%
Crown America Realty Trust,
 Series A, 11%   40,600  2,177,175
Walden Residential Properties,
 Inc. 9.20%   39,000  984,750
TOTAL NONCONVERTIBLE PREFERRED STOCKS   3,161,925
TOTAL PREFERRED STOCKS
 (Cost $3,961,704)   4,071,925
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $112,863,499)  $ 117,783,248
LEGEND
1. Non-income producing
2. Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $24,026,439 or 20.2% of net assets.
5. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
6. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A  0.0%
Baa 0.0% BBB  0.1%
Ba 2.7% BB  0.3%
B 1.8% B  6.6%
Caa 0.5% CCC  1.1%
Ca, C 0.0% CC, C  0.0%
  D  0.3%
The percentage not rated by Moody's or S&P amounted to 15.0%. FMR has determined that unrated debt securities that are lower quality account for 15.0% of the total value of investment in securities.
INCOME TAX INFORMATION
At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $112,863,499. Net unrealized appreciation aggregated $4,919,749, of which $7,999,594 related to appreciated investment securities and $3,079,845 related to depreciated investment securities.
REAL ESTATE HIGH INCOME FUND II
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                              JUNE 30, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $112,863,499) -                                  $ 117,783,248
SEE ACCOMPANYING SCHEDULE

CASH                                                                                       64

FOREIGN CURRENCY HELD AT VALUE                                                             4,636
(COST $4,636)

RECEIVABLE FOR INVESTMENTS SOLD                                                            13,888

RECEIVABLE FOR FUND SHARES SOLD                                                            4,500,000

DIVIDENDS RECEIVABLE                                                                       386,852

INTEREST RECEIVABLE                                                                        276,271

 TOTAL ASSETS                                                                              122,964,959

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                             $ 80,413

DISTRIBUTIONS PAYABLE                                                          6,395

ACCRUED MANAGEMENT FEE                                                         75,564

NOTES PAYABLE                                                                  3,796,000

OTHER PAYABLES AND                                                             32,886
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                         3,991,258

NET ASSETS                                                                                $ 118,973,701

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                           $ 113,298,952

UNDISTRIBUTED NET INVESTMENT INCOME                                                        2,194,991

ACCUMULATED UNDISTRIBUTED                                                                  (1,439,945)
NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                  4,919,703
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 9,984,563                                                                 $ 118,973,701
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                                                            $11.92
AND REDEMPTION PRICE PER SHARE ($118,973,701 (DIVIDED BY) 9,984,563 SHARES)



STATEMENT OF OPERATIONS
                                                 SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                               $ 2,277,280
DIVIDENDS

INTEREST                                                                         1,952,009

 TOTAL INCOME                                                                    4,229,289

EXPENSES

MANAGEMENT FEE                                                    $ 415,756

TRANSFER AGENT FEES                                                13,141

ACCOUNTING FEES AND EXPENSES                                       42,551

NON-INTERESTED TRUSTEES' COMPENSATION                              205

CUSTODIAN FEES AND EXPENSES                                        7,107

REGISTRATION FEES                                                  5,036

AUDIT                                                              17,314

LEGAL                                                              1,126

INTEREST                                                           1,261

MISCELLANEOUS                                                      140

 TOTAL EXPENSES BEFORE REDUCTIONS                                  503,637

 EXPENSE REDUCTIONS                                                (17,760)      485,877

NET INVESTMENT INCOME                                                            3,743,412

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                             (1,084,840)

 FOREIGN CURRENCY TRANSACTIONS                                     7,893         (1,076,947)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                             (5,619,570)

 ASSETS AND LIABILITIES IN                                         (46)          (5,619,616)
 FOREIGN CURRENCIES

NET GAIN (LOSS)                                                                  (6,696,563)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ (2,953,151)






STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                       SIX MONTHS ENDED  YEAR ENDED
                                                                                        JUNE 30, 1998     DECEMBER 31,
                                                                                        (UNAUDITED)       1997
OPERATIONS                                                                              $ 3,743,412       $ 5,099,884
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                (1,076,947)        4,273,306

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                    (5,619,616)        7,967,115

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         (2,953,151)        17,340,305

DISTRIBUTIONS TO SHAREHOLDERS                                                            (1,538,160)        (5,099,884)
FROM NET INVESTMENT INCOME

 IN EXCESS OF NET INVESTMENT INCOME                                                       -                 (603,357)

 FROM NET REALIZED GAIN                                                                   -                 (3,665,507)

 TOTAL DISTRIBUTIONS                                                                     (1,538,160)        (9,368,748)

SHARE TRANSACTIONS                                                                        32,391,998         58,555,795
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                            1,537,878          7,806,611

 COST OF SHARES REDEEMED                                                                 (20,250,000)       (17,500,000)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                  13,679,876         48,862,406

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 9,188,565          56,833,963

NET ASSETS

 BEGINNING OF PERIOD                                                                      109,785,136        52,951,173

 END OF PERIOD (INCLUDING UNDER (OVER) DISTRIBUTION OF NET
 INVESTMENT INCOME OF $2,194,991 AND $(10,261),                                         $ 118,973,701      $ 109,785,136
RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                                                     2,687,794          4,694,782

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                  126,684            638,145

 REDEEMED                                                                                (1,697,537)        (1,402,267)

 NET INCREASE (DECREASE)                                                                  1,116,941          3,930,660



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.






FINANCIAL HIGHLIGHTS
SELECTED PER-SHARE DATA                                                SIX MONTHS ENDED  YEAR ENDED    SEPTEMBER 27, 1996
                                                                       JUNE 30, 1998     DECEMBER 31,  (COMMENCEMENT
                                                                       (UNAUDITED)       1997          OF OPERATIONS) TO
                                                                                                       DECEMBER 31,
                                                                                                       1996
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 12.380          $ 10.730      $ 10.000

INCOME FROM INVESTMENT OPERATIONS                                        .399 D            .823 D        .214
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED GAIN (LOSS)                                (.693)             2.073         .732

 TOTAL FROM INVESTMENT OPERATIONS                                       (.294)             2.896         .946

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                             (.166)             (.721)        (.216)

 IN EXCESS OF NET INVESTMENT INCOME                                     -                  (.085)        -

 FROM NET REALIZED GAIN                                                 -                  (.440)        -

 TOTAL DISTRIBUTIONS                                                    (.166)             (1.246)       (.216)

NET ASSET VALUE, END OF PERIOD                                         $ 11.920          $ 12.380      $ 10.730

TOTAL RETURN B, C                                                       (2.39)%            27.67%        9.52%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                                $ 118,974         $ 109,785     $ 52,951

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                  .90% A            .97%          1.42% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                                                 .87% A, E         .94% E        1.42% A

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                     6.67% A           6.90%         9.90% A

PORTFOLIO TURNOVER RATE                                                  78% A             64%           11% A

AVERAGE COMMISSION RATE F                                              $ .0424           $ .0426       $ .0442

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN
  ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD
  CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
  PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
  FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
  BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
  WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
  PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES
  TO FINANCIAL STATEMENTS).
F A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION
  RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
  ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
  AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED
  IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
  RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 1998 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Real Estate High Income II (the fund) is a fund of Fidelity Covington Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned and dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $64,412,619 and $42,427,658, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .74% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .02% of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $15,514 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $3,796,000 and $2,396,667, respectively. The weighted average interest rate was 6.31%.
6. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,107 and $10,653, respectively, under these arrangements.
7. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 54.2% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 10% of the total outstanding shares of the fund.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Barry Greenfield, VICE PRESIDENT
Mark P. Snyderman, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES